===========================================================================

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 2, 1999

                  DUKE-WEEKS REALTY CORPORATION
     (Exact name of registrant as specified in its charter)


         Indiana                   1-9044              35-1740409
(State or jurisdiction of        (Commission        (I.R.S. Employer
incorporation or organization)   File Number)      Identification No.)


8888 KEYSTONE CROSSING, SUITE 1200
 INDIANAPOLIS, INDIANA                              46240
(Address of principal executive offices)          (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 808-6000

                         Not applicable
  (Former name or former address, if changed since last report)

===========================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Notes to pro forma condensed consolidated financial statements.

Pro forma condensed consolidated balance sheet as of June 30, 1999

Notes to pro forma condensed consolidated balance sheet as of June 30, 1999

Pro forma condensed consolidated statement of operations for the six months ended June 30, 1999

Notes to pro forma condensed consolidated statement of operations for the six months ended June 30, 1999

                  DUKE-WEEKS REALTY CORPORATION
      PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           (UNAUDITED)



The following pro forma condensed financial statements for Duke-Weeks Realty Corporation ("Duke-Weeks") include certain pro forma adjustments to the historical financial statements of Duke Realty Investments, Inc. ("Duke") to reflect the merger (the "Merger") of Duke and Weeks Corporation ("Weeks"), which occurred on July 2, 1999.

Weeks Realty Limited Partnership ("Weeks Operating Partnership") merged with Duke Realty Limited Partnership ("Duke Operating
Partnership") immediately preceding the merger of Duke and Weeks.

The Merger has been accounted for using the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. These pro forma condensed consolidated financial statements should be read in conjunction with the Duke Form 10-Q as of and for the six months ended June 30, 1999.

The following pro forma condensed consolidated balance sheet is based upon the June 30, 1999 consolidated balance sheet of Duke and the June 30, 1999 consolidated balance sheet of Weeks, presented as if the Merger occurred on June 30, 1999.

The following pro forma condensed consolidated statement of operations is based upon the consolidated statement of operations for the six months ended June 30, 1999 of Duke and Weeks, presented as if the Merger occurred as of January 1, 1999.

The pro forma condensed consolidated financial statements do not purport to be indicative of the actual financial position or results of operations which would have been obtained assuming that the Merger had been completed as set forth above, or which may be obtained in the future.

                  DUKE-WEEKS REALTY CORPORATION
         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                          JUNE 30, 1999
                           (UNAUDITED)
                         (IN THOUSANDS)


                                     HISTORICAL         PRO FORMA    DUKE-WEEKS
                               ----------------------   MERGER       POST-MERGER
ASSETS                            DUKE        WEEKS     ADJUSTMENTS  PRO FORMA
------                            ----        -----     -----------  -----------
Real estate                   $2,924,629   $1,475,379   $276,630 (a) $4,676,638
Land held for development        181,274       41,239          - (b)    222,513
Investment in unconsolidated
 real estate companies           114,570       10,205          - (b)    124,775
 Less accumulated
  depreciation                  (204,750)    (110,964)   110,964 (a)   (204,750)
                               ---------    ---------    -------      ---------
   Net real estate
    investment                 3,015,723    1,415,859    387,594      4,819,176

Cash and cash equivalents        172,744          346    (17,000)(d)    156,090
Accounts receivable               10,720        8,027          -         18,747
Straight-line rent receivable     23,581        7,259     (7,259)(c)     23,581
Investment in and notes
 receivable from
 unconsolidated service
 companies                             -       43,025          -         43,025
Deferred financing costs          15,014        7,448     (7,448)(c)     15,014
Deferred other costs              57,720       21,009    (21,009)(c)     57,720
Other assets                     132,210       12,471          -        144,681
                               ---------    ---------    -------      ---------
 TOTAL ASSETS                 $3,427,712   $1,515,444   $334,878     $5,278,034
                               =========    =========    =======      =========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

Liabilities:
 Secured debt                 $  341,556   $  229,124   $ 10,942 (e) $  581,622
 Unsecured debt                  890,000      285,000      1,908 (e)  1,176,908
 Lines of credit                 159,000      195,090          -        354,090
 Accounts payable and other
  liabilities                    178,946       54,815          -        233,761
                               ---------    ---------    -------      ---------
     Total liabilities         1,569,502      764,029     12,850      2,346,381

Minority interest
 Common                          109,248      135,332     85,308 (a)    329,888
 Preferred                             -      100,000      2,955 (a)    102,955
                               ---------    ---------   --------      ---------
     Total minority interest     109,248      235,332     88,263        432,843

Shareholders' equity:
 Preferred shares:
  Series A at liquidation
   preference                     75,000      150,000   (150,000)(a)     75,000
  Series B at liquidation
   preference                    150,000                       -        150,000
  Series D convertible at
   liquidation preference        135,000                       -        135,000
  Series E at liquidation
   preference                    100,000                                100,000
  Series F at liquidation
   preference                                            150,000 (a)    150,000
 Common shares                       897          199         76 (a)      1,172
 Additional paid-in capital    1,358,586      435,696    163,877 (a)  1,958,159
 Distributions in excess of
  earnings                       (70,521)     (69,812)    69,812 (f)    (70,521)
                               ---------    ---------    -------      ---------
     Total shareholders'
      equity                   1,748,962      516,083    233,765      2,498,810
                               ---------    ---------    -------      ---------
 TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY        $3,427,712   $1,515,444   $334,878     $5,278,034
                               =========    =========    =======      =========

See accompanying notes to pro forma condensed consolidated balance sheet

                  DUKE-WEEKS REALTY CORPORATION
     NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                          June 30, 1999
                           (Unaudited)
                         (In thousands)


(a)Represents adjustments to record Weeks' assets and liabilities at  their  respective  purchase values based  on  the  purchase method  of  accounting.  The assumed  purchase  price  of  $1.9 billion was computed as follows:

                WEEKS SHARES             DUKE SHARES   DUKE
                AND UNITS     EXCHANGE   AND UNITS     VALUE      ACQUISITION
                OUTSTANDING   RATIO      ISSUED        PER SHARE  COSTS
                -----------   --------   -----------   ---------  -----------
Common stock        19,882    1.38        27,437        $21.75    $  596,758
Minority Operating
 Partnership units   7,351    1.38        10,144        $21.75       220,640
                    ------                ------                   ---------
                    27,233                37,581                     817,398 (1)
                    ======                ======

Preferred Series
 A Stock             6,000    1.00         6,000        $23.75       142,500 (2)
                                          ======
Preferred Series
 C Units             1,400    1.00         1,400        $25.00        35,000 (3)
                                          ======
Preferred Series
 D Units             2,600    1.00         2,600        $26.14        67,955 (4)
                                          ======
Duke options and
 warrants issued                                                      11,990 (5)
Weeks outstanding
 debt assumed                                                        722,064 (6)
Other Weeks
 Liabilities
 assumed                                                              54,815
Estimated
 transaction
 costs                                                                17,000 (7)
                                                                   ---------
Total assumed purchase price                                      $1,868,722
                                                                   =========

  (1) Represents the value of the Duke common shares and Duke Operating Partnership units held by minority interests that will be exchanged for the assumed outstanding Weeks common shares and Weeks Operating Partnership units. The value of the Duke common shares and Duke Operating Partnership units is based upon the five day average of the closing price of Duke's common stock as listed on the New York Stock Exchange immediately before, during and after the date the terms of the Merger were agreed to and announced to the public on March 1, 1999.

     The following purchase accounting adjustments will be made to additional paid-in capital:

     Value of Duke common stock issued                 $596,758
     Less net book value of Weeks common
      shareholders' equity at June 30, 1999             366,083
                                                        -------
     Adjustments to common shareholders'
      equity for Duke common shares issued              230,675
     Less: Elimination of Weeks' distributions
      in excess of earnings (see note (f))              (69,812)
        Par value adjustment to shareholders'
         equity (see note (a) (8))                          (76)
                                                        -------
     Total adjustment to additional paid-in
        capital for Duke common shares issued           160,787
     Adjustment for Duke Series F Preferred
        Shares issued (see note (a) (2))                 (7,500)
     Adjustment for Duke options issued
        (see note (a) (5))                               10,590
                                                        -------
        Total purchase accounting adjustment
         to additional paid-in capital                 $163,877
                                                        =======

     The following purchase accounting adjustment will be made to minority interest:

     Value of Duke Operating Partnership
      common units issued to minority interests     $220,640
     Less book value of Weeks common unitholder
      minority interest at June 30, 1999             135,332
                                                     -------
     Total purchase accounting adjustment to
      minority interest                             $ 85,308
                                                     =======

                  DUKE-WEEKS REALTY CORPORATION
     NOTES TO PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                          JUNE 30, 1999
                           (UNAUDITED)
                         (IN THOUSANDS)


  (2) Each outstanding share of Preferred Series A Cumulative Redeemable Preferred Stock of Weeks will be converted into the right to receive one depositary share of Duke representing 1/1000 of a share of Series F Cumulative Redeemable Preferred Stock of Duke. The assumed value of the Duke Series F preferred shares is based upon the average closing price of the Weeks Series A Preferred Stock the two days immediately following the date the terms of the merger were agreed to and announced to the public.

     The following purchase accounting adjustment will be made to additional paid-in capital:

     Value of Duke Series F Preferred
      Stock issued                                $142,500
     Less net book value of Weeks Series
      A Preferred Stock at June 30, 1999           150,000
                                                   -------
     Total purchase accounting adjustment
      to additional paid-in capital              $ (7,500)
                                                   =======

 (3) The Duke Operating Partnership will issue preferred units valued at the book value (which approximates estimated fair value), of Weeks Operating Partnership Preferred C Units at June 30, 1999. The Duke Operating Partnership Preferred Units will have the same economic attributes as the Weeks Operating
     Partnership Preferred C Units.

 (4) The Duke Operating Partnership will issue preferred units valued at the estimated fair value of the Weeks Operating Partnership Preferred D Units at June 30, 1999. The Duke Operating Partnership Preferred Units will have the same economic attributes as the Weeks Operating Partnership Preferred D Units. The adjustment to estimated fair value is based on the present value of amounts to be paid using pricing levels available to Duke for preferred securities with similar terms and features around March 1, 1999, the announced date of the Merger.

     The following purchase accounting adjustment will be made to minority interest:

     Value of Duke Operating Partnership
      Preferred Units                          $67,955
     Less net book value of Weeks Operating
      Partnership Series D Preferred Units
      at June 30, 1999                          65,000
                                                ------
     Total purchase accounting adjustment
      to minority interest                     $ 2,955
                                                ======

 (5) Represents the fair value (computed using an option pricing model) of Duke stock options and warrants to be issued to replace outstanding Weeks stock options and warrants. The Duke stock options and warrants will carry the same terms and remaining vesting schedule as the Weeks stock options and warrants being replaced and provide for the option to purchase up to 3,116,000 of Duke common shares.

     The following purchase accounting adjustment will be made to additional paid-in capital:

     Value of Duke issued stock options and warrants     $11,990
     Less book value of Weeks warrants at June 30, 1999   (1,400)
                                                          ------
     Total purchase accounting adjustment to
     additional paid-in capital                          $10,590
                                                          ======

  (6)  The Weeks outstanding debt assumed is calculated as follows
     (see note (e)):

     Weeks outstanding debt                      $709,214
     Fair value adjustment to secured debt         10,942
     Fair value adjustment to unsecured debt        1,908
                                                  -------
                                                 $722,064
                                                  =======


 (7) Represents estimated costs to be incurred by Duke in connection with the Merger (see note (d)).

 (8) The adjustment to par value of common shares is calculated as follows:


  Duke common shares to be issued (see note (a))    27,437
  Par value of common shares                       $   .01
                                                    ------
  Total par value of Duke common shares issued         275
  Less: Weeks common shares outstanding par
   value at June 30, 1999                             (199)
                                                    ------
  Total adjustment to par value of common shares   $    76
                                                    ======

(9) The total purchase accounting adjustment to net real estate investments is calculated as follows:

  Total adjustment for Duke common shares
   issued per note (a) (1)                         $230,675
  Total adjustment for Duke common units
   issued per note (a) (1)                           85,308
  Total adjustment for Duke Series F Preferred
   Shares issued per note (a) (2)                    (7,500)
  Total adjustment for Duke Operating Partnership
   preferred units issued per note (a) (4)            2,955
  Total adjustment for cash paid for closing
   costs per note (d)                                17,000
  Total adjustment to record Weeks debt at fair
   market value per note (a) (6)                     12,850
  Total adjustment to record Duke stock options
   issued per note (a) (5)                           10,590
  Total adjustment to eliminate assets of Weeks
   with no future value per note (c)                 35,716
                                                    -------
  Total adjustment to net real estate investments  $387,594
                                                    =======

(b) The book value of Weeks' land held for development and investments in unconsolidated companies at June 30, 1999, was estimated to approximate the fair value because substantially all land acquisitions and investments in unconsolidated companies occurred within the last 24 months and the acquisition or investment cost is representative of current market conditions.

(c) Represents the elimination of assets of Weeks that have no future value to the combined company.

(d) Represents the expected cash expenditures to fund the following costs to be incurred with the merger:

           Advisory Fees                         $13,000
           Legal and Professional Fees             3,000
           Other                                   1,000
                                                  ------
                                                 $17,000
                                                  ======

(e) Represents adjustments to Weeks secured and unsecured debt to reflect the premium or discount to adjust these financial instruments to their estimated fair value. The adjustment is based on the present value of amounts to be paid using interest rates available to Duke for debt obligations with similar terms and features. The borrowing rates available to Duke are assumed to be comparable to the borrowing rates available to the combined company. The adjustments are based on current effective interest rates ranging from 6.29% to 7.45%. See note (a)(6).

(f) Represents the reclassification of $69,812 of Weeks' distributions in excess of net earnings to additional paid-in capital in accordance with purchase accounting.

                  DUKE-WEEKS REALTY CORPORATION
    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
             FOR THE SIX MONTHS ENDED JUNE 30, 1999
                           (UNAUDITED)
              (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           HISTORICAL           PRO FORMA     DUKE-WEEKS
                           -----------------------     MERGER        POST-MERGER
                              DUKE        WEEKS        ADJUSTMENTS   PRO FORMA
                              ----        -----        -----------   ---------
Revenues:
  Rental income            $203,848       $90,207     $  876 (g)      $294,931
 Equity in earnings of
  unconsolidated real         5,287           157          -             5,444
                            -------        ------      -----           -------
  Total income              209,135        90,364        876           300,375
                            -------        ------      -----           -------

Expenses:
 Rental expenses             36,127        13,297          -            49,424
 Real estate taxes           22,491         8,083          -            30,574
 Interest                    33,120        18,564     (2,202)(h)        49,482
 Depreciation and
  amortization               41,389        23,333        534 (i)        65,256
                            -------        ------     ------           -------
  Total expenses            133,127        63,277     (1,668)          194,736
                            -------        ------     ------           -------

Earnings from rental
 operations                  76,008        27,087      2,544           105,639

Earnings from service
 operations                   8,618             -          -             8,618
Equity in earnings from
 unconsolidated service
 companies                        -         2,310          -             2,310
General and administrative   (7,111)       (3,731)         -           (10,842)
Other income and expenses     5,092         6,981          -            12,073
                            -------        ------     ------           -------

Earnings from continuing
 operations before minority
 interest                    82,607        32,647      2,544           117,798

Minority interest in
 earnings of common
 unitholders                (6,641)        (6,084)      (383)(j)       (13,108)
Other minority interest
 in earnings of
 subsidiaries                 (880)        (4,204)         -            (5,084)
                           -------         ------      -----           -------
Net income from
 continuing
 operations                 75,086         22,359      2,161            99,606
Less preferred share
 dividends                 (18,096)        (6,000)         -           (24,096)
                           -------         ------      -----           -------

Net income from continuing
 operations available
 for common shareholders
 before extraordinary
 loss (note (k))         $ 56,990         $16,359    $2,161           $ 75,510
                          =======          ======     =====            =======

Weighted average common
 shares outstanding -
 basic                     87,367          19,770                      114,650
                          =======          ======                      =======
Weighted average common
 shares outstanding -
 diluted                   98,477          27,304                      136,157
                          =======          ======                      =======
Net income from
 continuing opera-
 tions per common
 share (note (l)):
 Basic                  $   0.65          $  0.83                     $   0.66
                         =======           ======                      =======
 Diluted                $   0.65          $  0.82                     $   0.65
                         =======           ======                      =======

  See accompanying notes to pro forma consolidated statement of operations

                  DUKE-WEEKS REALTY CORPORATION
NOTES TO PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
             FOR THE SIX MONTHS ENDED JUNE 30, 1999
                           (UNAUDITED)
              (IN THOUSANDS, EXCEPT PER SHARE DATA)



(g) Represents the net increase in rental income as a result of the re-setting of straight-line rents for Weeks under purchase accounting.

(h) Represents the decrease in interest expense as a result of the following items for the six months ended June 30, 1999:

  Decrease based on the pro forma interest
   rates resulting from the adjustments of
   Weeks' debt to estimated fair market
   value as described in note (e)                      $(1,181)

  Decrease in Weeks' deferred finance cost
   amortization related to the elimination
   of Weeks deferred finance costs as described
   in note (c).                                         (1,021)
                                                        ------
                                                       $(2,202)
                                                        ======


(i) Represents the net increase in depreciation of real estate as a result of the allocation of purchase price to record Weeks' real estate at estimated fair value for the six months ended
    June 30, 1999.

   Additional basis in real estate investment
    (see note (a))                                 $387,594
   Less amount of step-up allocated to:
     Developments in progress                       (91,990)
     Land portion of operating facilities           (42,290)
                                                    -------
   Depreciable portion of additional basis         $253,314
                                                    =======

  The depreciable portion of the additional basis is then allocated to properties placed in service prior to or during the first two quarters of 1999 and depreciation expense is computed over the time in service for each property during 1999, based upon a 40 year estimated useful life. The depreciation expense attributable to the additional basis is $3,034, offset by a decrease in amortization expense of $2,500, which is related to the elimination of Weeks deferred costs as described in note (c).

(j) Minority interest share of purchase adjustments.

(k) The indicated operations for Weeks exclude a $490 extraordinary loss (net of minority interests) incurred in the second quarter of 1999 related to the early extinguishment of certain debt obligations in connection with the Merger. These costs would have no effect on the pro-forma financial statements of Duke-Weeks.

                  DUKE-WEEKS REALTY CORPORATION
NOTES TO PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
             FOR THE SIX MONTHS ENDED JUNE 30, 1999
                           (UNAUDITED)
              (IN THOUSANDS, EXCEPT PER SHARE DATA)



(l) The following summarizes the calculation of basic and diluted pro forma earnings per share (EPS) for the six months ended
    June 30, 1999:

  Basic EPS Calculation
  Weighted average common shares outstanding:
    Duke prior to merger                            87,367
    Duke common shares issued to Weeks (1)          27,283
                                                   -------
  Adjusted weighted average common shares
   outstanding - basic                             114,650
                                                   =======
  Pro forma net income from continuing operations
     available for common shareholders            $ 75,510
                                                   =======
  Basic pro forma EPS                             $    .66
                                                   =======
  Diluted EPS Calculation
    Adjusted weighted average common shares
     outstanding for Basic EPS                     114,650
  Weighted average dilutive potential
   common shares:
    Duke exchangeable partnership units             10,181
    Duke dilutive potential securities                 929
    Duke exchangeable partnership units issued
     to Weeks (1)                                   10,149
    Duke dilutive potential securities after
     Merger conversion (1)                             248
                                                   -------
  Adjusted weighted average common and dilutive
     potential common shares                       136,157
                                                   =======
  Pro forma net income from continuing
   operations for Basic EPS                       $ 75,510
    Add: minority interest of
      partnership units                             13,108
                                                   -------
  Pro forma net income from continuing
   operations for diluted EPS                       88,618
                                                   =======

  Diluted pro forma EPS                           $    .65
                                                   =======


(1) The Duke-Weeks pro forma weighted average common shares outstanding reflects adjustments based on the issuance of
    1.38 Duke common shares for each weighted average share of Weeks common stock and each weighted average share of Weeks dilutive potential securities and the issuance of 1.38 Duke Operating Partnership units for each weighted average unit of Weeks Operating Partnership.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DUKE-WEEKS REALTY CORPORATION


Date: September 15, 1999                By:    /s/ Matthew A. Cohoat
                                        ----------------------------
                                        Matthew A. Cohoat
                                        Vice President and
                                        Corporate Controller